Exhibit 99.9

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
February 29, 2000



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             6.1519%



        Excess Protection Level
          3 Month Average  5.31%
          February, 2000  6.10%
          January, 2000  5.37%
          December, 1999  4.47%


        Cash Yield                                  18.80%


        Investor Charge Offs                        4.75%


        Base Rate                                   7.95%


        Over 30 Day Delinquency                     5.01%


        Seller's Interest                           9.54%


        Total Payment Rate                          14.30%


        Total Principal Balance                     $48,263,301,515.80


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,604,500,997.31